Purchase and Sales Agreement

THIS AGREEMENT made this 2st day of April 2015, by and between DECASSO INTERNATIONAL LIMITED at C907,9/F,Block C,HengSheng Building,No207,HuanShi Zhong RD,GuangZhou,China (First Party) and Apex Resources Inc at 35 - 3 Pylimo g., Vilnius 01309, Lithuania (Second Party).

WITNESSETH: That in consideration of the mutual covenants and agreements to be kept and performed on the part of said parties hereto, respectively as herein stated:

I. Said party of the first part covenants and agrees that it shall: Provide merchandise in good quality and sufficient quantity to the Second Party, as agreed upon in Purchase Orders.

II. And said party of the second part covenants and agrees that it shall: Purchase merchandise from the First Party, after full payment was made to the First Party, on terms as desired by the First Party, and as written in Purchase Orders.

III. Other terms to be observed by and between the parties: 1. The above products are approved by ETL 2. Trade item: Ew-work of shipment. 3. Lead time: 35-40 days 4. Packaging: cartons with wooden crates 5. Discount available only up to 100 sets per model

This agreement shall be binding upon the parties, their successors, assigns and personal representatives. Time is of the essence on all undertakings. This agreement shall be enforced under the laws of the state of Nevada, USA.

Seller	Buyer
Authorized Signatures	Authorized Signatures
For and on behalf of DECASSO INTERNATIONAL LIMITED 得高信國際有限公司	Tadas Dabasinskas, president
Name and Title	
Authorized Signature(s)	

Purchase and Sales Agreement

THIS AGREEMENT made this 2st day of April 2015, by and between GUANGDONG GRAND SHINE CONSTRUCTION MATERAL COMPANY LIMITED at Rm. 1609, 15-18/F, Guangdong Foreign Economic & Trade Building, 351 Tianhe Road, Guangzhou 510620, China. (First Party) and Apex Resources Inc at 35 - 3 Pylimo g., Vilnius 01309, Lithuania (Second Party).

WITNESSETH: That in consideration of the mutual covenants and agreements to be kept and performed on the part of said parties hereto, respectively as herein stated:

I. Said party of the first part covenants and agrees that it shall: Provide merchandise in good quality and sufficient quantity to the Second Party, as agreed upon in Purchase Orders.

II. And said party of the second part covenants and agrees that it shall: Purchase merchandise from the First Party, after full payment was made to the First Party, on terms as desired by the First Party, and as written in Purchase Orders.

III. Other terms to be observed by and between the parties: 1.The above price is base on FOB GUANGZHOU. 2.Aluminium in #6463 grade, 3. Toughened safety glass, Easy clean is available. 4.Packaging: Foam+Carton with fastern belt

This agreement shall be binding upon the parties, their successors, assigns and personal representatives. Time is of the essence on all undertakings. This agreement shall be enforced under the laws of the state of Nevada, USA.

Seller	Buyer
Authorized Signatures	Authorized Signatures
Evon Leung, General Manager	Tadas Dabasinskas, president

Purchase and Sales Agreement

THIS AGREEMENT made this 2nd day of April 2015, by and between HANGZHOU OULIN SANITARY WARE CO.,LTD at Dangwan Town, Xiaoshan District, Hangzhou City,Zhejiang Province,P.R.China (First Party) and Apex Resources Inc at 35 - 3 Pylimo g., Vilnius 01309, Lithuania (Second Party).

WITNESSETH: That in consideration of the mutual covenants and agreements to be kept and performed on the part of said parties hereto, respectively as herein stated:

I. Said party of the first part covenants and agrees that it shall: Provide merchandise in good quality and sufficient quantity to the Second Party, as agreed upon in Purchase Orders.

II. And said party of the second part covenants and agrees that it shall: Purchase merchandise from the First Party, after full payment was made to the First Party, on terms as desired by the First Party, and as written in Purchase Orders.

III. Other terms to be observed by and between the parties: 1.Delivery Time: Within 30-35 days after the order confirmed. 2.Port of Loading: Ningbo Port, China. 3.Payment Term: 30% T/T as deposit, 70% balance T/T before the container loading. 4.Packaging: Export cartons with regular marks printed (exclude the four color printing marks). 5.Validity of Offer: 30DAYS 6.Mini order quantity:30pcs for each item. Total is 20 foot container. 7.Above quotation for high tray is based on flat packing without tray cartons, if need cartons,each need add$2.5 8.Above quotation most items based on no aluminum adjustable wall frame, if need ,each item add About$2.5 9.Above quotation is based on yellow carton packing, if need white outer carton each item need add another $1.3.

This agreement shall be binding upon the parties, their successors, assigns and personal representatives. Time is of the essence on all undertakings. This agreement shall be enforced under the laws of the state of Nevada, USA.

Seller

Authorized Signatures

杭州欧淋卫浴洁具制造有限公司

HANGZHOU OULIN SANITARY WARE CO.,LTD

Buyer

Authorized Signatures

Tadas Dabasinskas, president

Purchase and Sales Agreement

THIS AGREEMENT made this 3rd day of April 2015, by and between XIAMEN SIGMAR IMPORT&EXPORT CO., LTD at #13-401, No.1293 Gangzhong Road, Huli Zone, Xiamen, Fujian, China (First Party) and Apex Resources Inc at 35 - 3 Pylimo g., Vilnius 01309, Lithuania (Second Party).

WITNESSETH: That in consideration of the mutual covenants and agreements to be kept and performed on the part of said parties hereto, respectively as herein stated:

I. Said party of the first part covenants and agrees that it shall: Provide merchandise in good quality and sufficient quantity to the Second Party, as agreed upon in Purchase Orders.

II. And said party of the second part covenants and agrees that it shall: Purchase merchandise from the First Party, after full payment was made to the First Party, on terms as desired by the First Party, and as written in Purchase Orders.

III. Other terms to be observed by and between the parties: Note: 1.You can choose disassembled package or assembled package. 2.We have 3years' guarantee of the products.3.If add massage in the tray,will add 100$;add steam,will be 90$ higher.4. Payment terms:T/T or L/C at sight.5. Delivery time:about 30days after we receive the deposit.

This agreement shall be binding upon the parties, their successors, assigns and personal representatives. Time is of the essence on all undertakings. This agreement shall be enforced under the laws of the state of Nevada, USA.

Seller	Buyer
Mr. Lnly	[signature]
Authorized Signatures	Authorized Signatures
Marketing Executor	Tadas Dabasinskas, president
Name and Title	

Purchase and Sales Agreement

THIS AGREEMENT made this 3rd day of April 2015, by and between Zhongshan Frae Shower Equipment Co., Ltd. at Jianye 2nd Road, Shalang, West District, Zhongshan, Guangdong, China (First Party) and Apex Resources Inc at 35 - 3 Pylimo g., Vilnius 01309, Lithuania (Second Party).

WITNESSETH: That in consideration of the mutual covenants and agreements to be kept and performed on the part of said parties hereto, respectively as herein stated:

I. Said party of the first part covenants and agrees that it shall: Provide merchandise in good quality and sufficient quantity to the Second Party, as agreed upon in Purchase Orders.

II. And said party of the second part covenants and agrees that it shall: Purchase merchandise from the First Party, after full payment was made to the First Party, on terms as desired by the First Party, and as written in Purchase Orders.

III. Other terms to be observed by and between the parties:

This agreement shall be binding upon the parties, their successors, assigns and personal representatives. Time is of the essence on all undertakings. This agreement shall be enforced under the laws of the state of Nevada, USA.

Seller	**Buver**
Zhongshan Frae Shower Equipment Co., Ltd.	
Authorized Signatures	Authorized Signatures
Rose / Sales supervisor Rose	Tadas Dabasinskas, president
Name and Title	